Exhibit 99.2

1 HOLDINGS COMPUTING August 2022 Flash September 2022

2 Preamble The following discussion is completely qualified by the legal disclosures on the several pages following this one Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business The discussion is in line with our principles of being accountable and transparent with shareholders We operate in a hyper dynamic economic environment. That’s a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review

3 Legal Disclosure & Disclaimer This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage. These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

4 Legal Disclosure & Disclaimer The material in this presentation has been prepared by Soluna and is general background information about Soluna’s activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna’s periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna’s future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. Any projection, forecast, estimate or other “forward-looking” statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other “forward-looking” statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

5 Legal Disclosure & Disclaimer Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna’s [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, cash contribution margin excl. tornado & shutdown, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Use of Estimates in Monthly Presentations Numbers presented BEFORE the release of Form 10-Q for third quarter ended September 30th, 2022, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management’s review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

6 Key Operating Principles (1) Calculated as a percent of total undiluted shares 25%(1)

7 Batch-oriented Computing like cryptocurrency mining Excess energy from renewable sources We buy curtailed energy from renewable power plants and convert it to clean, low-cost global computing. 7

8 The opportunity beyond crypto is Batchable Computing Digital currencies $10B Pharma research $5B Graphics/video processing $40B Scientific research $40B

9 Agenda Business Update In this presentation, we will be covering the following items: Flash August 2022 Results

10 Business Updateib

11 Engineered to thrive in a BTC downturn Right company Right plan for volatile environment

Soluna Status Report

Dorothy 50MW

- Construction is nearly complete – ~$5 million of capex remaining, a portion of which will be funded by Spring Lane
- Awaiting ERCOT approval – active discussions to assess potential gating items
- 50MW doubles Soluna's operating footprint

Focus on Liquidity to Support Dorothy Energization

- Scaled the organization to support Dorothy growth, focus on near-term cash to build out and attain necessary scale

Continuing to Build the Pipeline

- Inbound interest from renewable power producers continues, nearing LOIs on new projects
- Behind-the-meter / eligible for ancillary revenue

Update on Power Costs and Marie Hosting

- Continue to understand that power costs will abate in September and October
- Assuming a return to June power cost levels Cash Contribution margin could be $800k+ in September
- Renewed Marie hosting contract at favorable terms

12

13 Dorothy 1A 25MW Dorothy 1B 25MW Spring Lane (32% Owner) 100% Owner 100% Hosting 50% / 50% 100% Prop 100% Hosting 50% / 50% 100% Prop Cash Inflows 1,139 1,364 1,588 1,139 1,364 1,588 (-) Power Costs (630) (630) (630) (630) (630) (630) Cash Contribution Margin 509 734 958 509 734 958 % Contribution Margin 45% 54% 60% 45% 54% 60% Cash Contribution Margin to Soluna 346 499 652 509 734 958 What Could Turning on Dorothy Do for Financial Results? Note: Assumes $20k BTC price, 225 EH / s network hash rate, 93% capacity factor and availability factor, and $35 / kWh average annual power costs. Hosting contract includes power cost pass-through, $146k fixed fee per 10 MW, and 15% profit share. Assumes that hosted machines are 95 Th/s S19s. Intended to illustrate cash economics to Soluna, NOT representative of GAAP accounting representation. Illustrative Monthly P&L ($ in ‘000s)

14 Dorothy Gives Us Scale 67% 67% 62% 56% 51% 48% 36% 35% 33% 28% 15% 8% IREN BTBT CORZ SLNH (w/o Dorothy) MARA MIGI CLSK GREE SLNH (w/ Dorothy) HUT RIOT HIVE SG&A as a % of Sales (Q2 2022) Increased SG&A to Support Growth from Dorothy – Energization Normalizes SG&A Levels * Based on latest fiscal year figures. ** Includes $1.3 million of share-based compensation. *** Assumes incremental site-level SG&A equivalent to double Sophie Q2 site-level SG&A of $21k as a result of Dorothy being a 50MW facility. ` * ** *** *

15 Capital structure contemplated Dorothy energization at the end of Q2 As a result of BTC declines, power cost increases, and ERCOT-related Dorothy energization delays adjustments have been necessary Rescheduled noteholder maturity to better match maturity with Dorothy earnings ramp Convertible note maturity set to April 25, 2023 Proceeds from Sale of GPU Miners at Edith to Support Dorothy Energization Closely managing Capex, SG&A and other costs August SG&A represents a ~30% decline from June levels Limiting activity-based spending (travel, legal, consulting, etc.) to operations supporting Dorothy energization Adjustments to Support Dorothy Buildout

16 Soluna’s first facility Beta test for the value of Soluna facilities to maximize grid flexibility First-hand experience drove proprietary data center design and green energy enablement thesis Crystallizes ability to deliver robust project level ROIC Delivered ~3.5x ROIC over the course of Soluna’s operating tenure Prudent given the Ethereum Merge Announcement comes on the back of the completion of The Merge The Merge presents uncertain future for proof of work GPU mining Cash to support Dorothy energization Sub-scale asset as Soluna continues growing Capital better deployed in support of Soluna’s flagship facility Sale of GPU Miners from Project Edith

17 $104 $666 $707 $579 $570 $310 $201 $26 $29 $500 $290 $945 $193 ($841) ($368) $1,467 $1,610 $1,636 $1,665 $2,165 $2,455 FY 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22A Q2 22A Jul 22E Aug 22E Sept. 22E Mar 23E EBITDA Contribution CapEx Cumulative CF Edith: Strong Return On Capital Investment All Capital Returned ~16 months 2x Capital Achieved ~3.5x Capital Returned Proceeds from Sale of GPU Miners

18 Marie Hosting Contract Historical Results $ in (000's) Q3 21 Q4 21 Q1 22 Q2 22 Jul 22 Total Revenue 349 1,729 1,452 1,179 353 5,062 (-) Electricity/Direct Costs (184) (890) (1,086) (975) (443) (3,579) Cash Contribution Margin 166 839 366 203 (90) 1,483 % Margin 47% 49% 25% 17% -26% 29% (-) Rent* (73) (72) (104) (82) (34) (365) Total Cash to Soluna 92 766 262 122 (124) 1,118 Capital Invested in Marie Infrastructure* 1,429 % of Capital Returned in Year 1 78% * Represents 40% of Marie rent and infrastructure capital investment as the hosting renewal customer occupies 10MW of 25MW.

19 Hosting Update – Improved Terms Hosting Operations to Date Renewal of Hosting Contract • Structured prior to moves in power markets and Bitcoin price • Fixed fee + profit share • Economics became challenged as Bitcoin prices declined and power costs increased * Excludes Navier contract, excludes August 2022 operations as the contract renewal back-dated economic terms for August. Illustrative margins under new contract represents power cost pass through, $146k fixed fee, and 15% profit share based on operations from August 2021 – July 2022. • Structured to mitigate risk on power costs • Maintains upside for Bitcoin recovery • Power cost pass through + Fixed fee + profit share Cash Contribution Margin* August ’21 – July ’22 ($ in millions) 1.12 1.63 Margins To Date Illustrative Margins under New Contract Implied Increase: 45%+

20 Power Cost Update FUEL COST ADJUSTMENT (“FCA”) PERCENT CHANGE RELATIVE TO JUNE FCA FCA has averaged 1.5 cents - 2.0 cents per kWh for the last seven years; the FCA in July and August were at unprecedented levels* − July: 3.873 − August: 4.491 September FCA of 2.843 cents per kWh represents a 37% decline from August FCA Current understanding from discussions with industry representatives indicates a ~5% increase in October from September levels * Huntsville utilities ** Represent percent change in FCA in September relative to June FCA and our understanding of expected percent change in October FCA relative to June FCA. ** ** Updates on Sophie and Marie Power Costs JUNE FCA: $2.704 43% 66% 5% 11% July August September October

21 August Revenue $2,447 (-) June Electricity / Direct Costs with 5% Increase (1,257) (-) August Overhead Costs (313) August Cash Contribution Margins Normalized to June FCA Levels $877 Implied % Margin 36% Implied Impact $464 Reference: August Avg. MW Deployed 33.8 June Avg. MW Deployed 34.2 September Declines Still Anticipated August pricing remained elevated at unprecedented levels We understand from members of the utility community that FCA should decline 37% in September from August levels September FCA is expected to be ~5% higher than June pricing Assuming power costs 5% higher than June levels, the reduction would reflect a monthly ~$400k+ improvement to July’s expenses Illustrative Normalized Cash Contribution Margin * August Cash Contribution Margin was $413k. Implied impact derived by subtracting $413k from July Cash Contribution Margin Normalized to June FCA of $877k. *

22 We will review each facility Then look at the consolidated results Facility Results Review

23 August Business Summary Flat BTC Production Despite Volatile Market o BTC equivalent mined increased 6% despite average BTC prices increasing only 4% from July to August o Peak hashrate remained above 1 EH/s Cash Contribution Margins Remain Healthy o 20% Consolidated cash contribution margins despite low BTC environment and high energy costs − 26% cash contribution prop mining margins slightly offset by weaker hosting margins 10MW Hosting Agreement at Marie in renewal with new terms o Contract has been restructured to be more responsive to energy fluctuations o Anticipated hosting margins with new contract expected to increase from levels in June and July

24 Path to 2.5 EH/s Scale Anticipating Energizing Q4 2022 Subject to Project Finance Process + Ercot 198 277 255 252 257 235 215 288 265 263 250 280 280 280 126 312 364 439 452 519 608 604 613 606 737 737 1,537 800 800 316 403 567 616 696 714 733 897 869 876 856 1,016 1,816 2,616 Oct 2021 Nov 2021 Dec 2021 Jan 2022 Feb 2022 Mar 2022 Apr 2022 May 2022 Jun 2022 Jul 2022 Aug 2022 Sep 10, 2022 Dorothy 1a Dorothy 1b Consolidated Hashrate (SHA-256, PH/s) Hosted JV Prop Mining

25 Sophie Average August PH/s increased by 3% to 381.74 PH/s versus July PH/S of 371.53 o Ramp up of installed machines continues Adjusted Cash Contribution Margin (Non-GAAP) in August was $353 thousand versus $366 thousand in July o The decrease in 4% of margin was largely due to an increase in energy costs of ~12% Site performing exceptionally even in low BTC price environment Note: Jun -Aug 2022 Hashrate is average of the month. * Daily average hashrate. 15% 3% 12% (30 days) (31 days) (31 days) 4% * 3% 3% 22%

26 Sophie: Non-GAAP Historical Financials For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

27 Marie Average hashrate in August was 464.4, compared to 493.8 in July o The decrease was due to seasonal factors including TVA curtailments, weather related hash rate reductions, outages and a transformer malfunction that has been resolved o Average prop hashrate for the first half of September is back in line to ~260 PH/s with minimal seasonal impacts Cash Contribution Margin in August was $131 thousand, compared to $55 thousand in July Note: Jun -Aug 2022 Hashrate is average of the month. * Daily average hashrate. (31 days) (30 days) (31 days) 9% 5% 16% * 6% 6% (1%) (6%)

28 Marie: Non-GAAP Historical Financials(A) (A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie “Prepaid Lease Cost” August 2021 onward.. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

29 Marie: Operating Metrics(A) (A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie “Prepaid Lease Cost” August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

30 Edith Sale of GPU Miners at the Edith Facility closed in September valuing the assets at $790k o $500k upfront, $290k in the form of a promissory note due in March 2023 which will pay 20% annualized interest on a monthly basis Adjusted Cash Contribution Margin (Non-GAAP), at $29 thousand for August versus $26 thousand in July o One time cost for reorganization project ($58k) was completed in June Note: Jun-Aug 2022 Hashrate is average of the month. * Daily average hashrate. (30 days) (31 days) 7% (31 days) 3% 4% 3% (12%) (4%) 15% *

31 Edith: Non-GAAP Historical Financials For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin,, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

32 Site Consolidation Average BTC mined increased by 6% versus July Combined installed hashrate increased by 19% to 1 EH/s over average 856.1 PH/s average in August Sites stable even in lower BTC price environment Note: Jun -Aug 2022 Hashrate is average of the month. * Daily average hashrate. 6% 8% 1% (30 days) (31 days) (31 days) * 12% 6% (2%) 19%

33 Consolidated Soluna Computing Non-GAAP Historical Financials(A) (A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie “Prepaid Lease Cost” August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

34 Consolidated Soluna Computing Operating Metrics(A) (A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie “Prepaid Lease Cost” August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

35 Appendix

36 Our data centers are named after catalyzers Edith Sophie Marie Marie Curie was a fearless seeker of truth—a pioneer in the field of radioactivity. She won two Nobel Prizes. In pursuit of the truth, Soluna is constructing a data center with complete transparency to help make the grid stable. Why such transparency? So, everyone can see & know what must happen, to do the right things. Including the players that have typically had a dark & controlling influence, making reckless decisions. But no longer. Sophie Wilson is a detailed oriented designer who helped invent and deploy ARM technology. This was key to unlocking the mobile and custom chip revolution. She found ways to use processors in more simple ways. We’re building a data center to help the grid. We’re using Sophie’s methods to blend details and simplicity for our first greenfield project. Edith Clarke was a pioneer in electrical engineering & power transmission. She was a first in so many ways. The first woman to earn an MSc degree at MIT in 1919. The first woman employed as an electrical engineer at General Electric in 1921. The first full-time electrical engineering professor in 1947, at University of Texas. We’re influenced by Edith’s firsts. It drives us to help make renewable, affordable energy the world’s primary power source.

Marie: Impact of forced shutdown



($ in 000s)	Marie - March (5 Days)			Marie - April (8 Days)		
	Estimate Mar 22	Shutdown Impact*	Estimate Pro-Forma	Estimate Mar 22	Shutdown Impact*	Estimate Pro-Forma
Revenue (Non-GAAP)	$1,637	$319	$1,956	$1,567	$531	$2,098
Prop Mining	1,191	249	1,440	1,192	430	1,621
Hosted JV	446	70	515	375	101	477
Cash Contribution Margin (Non-GAAP)	$866	$163	$1,030	$1,002	$278	$1,280
Prop Mining	821	149	970	892	258	1,149
Hosted JV	45	14	59	110	20	130

- Forced shutdown led to a reduction in revenue of $531 and $319 thousand (12.82 and 7.59 BTC equivalent mined) in April and March, respectively and Cash Contribution Margin of $278 and $163 thousand, respectively
- A new line was installed to our facility resolving many of the issues. There are a few remaining issues we are seeking to resolve which may require an additional 5 days of down time over the remainder of the year.

Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 to July 2022. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Note: Management estimate

37

38 Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

39 Consolidated Operating Metrics With Legacy Hosting For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

40 Marie: Non-GAAP Historical Financials With Legacy Hosting For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

41 Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures

42 2022 August YTD - Reconciliation Of Non-GAAP Results

43 2022 August YTD - Reconciliation Of Non-GAAP Results

44 2022 August YTD - Reconciliation Of Non-GAAP Results

45 2022 Q2 - Reconciliation Of Non-GAAP Results

46 2022 Q2 - Reconciliation Of Non-GAAP Results

47 2022 Q2 - Reconciliation Of Non-GAAP Results

48 2022 Q2 - Reconciliation Of Non-GAAP Results Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the “Prepaid Lease Cost”, “Legacy Hosting Contribution Margin” and “One Time Projects and Events Adjustment” lines from the schedule above.

49 2022 Q1 - Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $517 $4,991 $3,808 $0 $9,316 less Legacy Hosting Revenue 0 52 0 0 52 Revenue (Non-GAAP) $517 $4,940 $3,808 $0 $9,264 Q1 2022 Soluna Computing

50 2022 Q1 - Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $517 $4,991 $3,808 $0 $9,316 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 128 2,152 1,546 0 3,827 Overhead costs 171 2,446 2,415 0 5,032 Total cost of cryptocurrency revenue (GAAP) $299 $4,598 $3,961 $0 $8,859 Depreciation 93 2,127 2,104 0 4,324 Project Equipment Repairs 0 0 0 0 0 Adjusted Non-GAAP Cost of Revenue 1** $207 $2,471 $1,857 $0 $4,535 less Legacy Hosting Cost of Revenue 0 55 0 0 55 less Prepaid Lease Cost 0 258 0 0 258 Adjusted Non-GAAP Cost of Revenue 2** $207 $2,158 $1,857 $0 $4,221 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q1 2022 Soluna Computing

51 2022 Q1 - Reconciliation Of Non-GAAP Results ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $517 $4,991 $3,808 $0 $9,316 Cost of cryptocurrency revenue (GAAP) 299 4,598 3,961 0 8,859 Depreciation 93 2,127 2,104 0 4,324 Project Equipment Repairs 0 0 0 0 0 Contribution Margin (Non-GAAP)* $310 $2,521 $1,950 $0 $4,781 plus Prepaid Lease Cost 0 258 0 0 258 plus Legacy Hosting Contribution Margin 0 3 0 0 3 Cash Contribution Margin (Non-GAAP)* $310 $2,782 $1,950 $0 $5,043 plus Tornado Impact (Management Estimate) 0 0 0 0 0 plus Forced Shutdown (Management Estimate) 0 163 0 0 163 Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown* $310 $2,945 $1,950 $0 $5,206 *Excludes R&D Expenses, SG&A Expenses Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin Q1 2022 Soluna Computing

52 2022 Q1 - Reconciliation Of Non-GAAP Results Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the “Prepaid Lease Cost”, “Legacy Hosting Contribution Margin” and “One Time Projects and Events Adjustment” lines from the schedule above.

53 2021 FY - Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 less Legacy Hosting Revenue 0 1,335 0 0 1,335 Revenue (Non-GAAP) $3,648 $6,590 $2,772 $0 $13,010 FY 2021 Soluna Computing

54 Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 611 3,712 884 0 5,207 Overhead costs 563 1,280 1,020 0 2,863 Total cost of cryptocurrency revenue (GAAP) $1,174 $4,992 $1,904 $0 $8,070 Depreciation 314 1,096 713 0 2,123 Project Equipment Repairs 23 0 0 0 23 Adjusted Non-GAAP Cost of Revenue 1** $837 $3,896 $1,191 $0 $5,924 less Legacy Hosting Cost of Revenue 0 1,360 0 0 1,360 less Prepaid Lease Cost 0 307 0 0 307 Adjusted Non-GAAP Cost of Revenue 2** $837 $2,229 $1,191 $0 $4,258 *Includes Hosting costs **Excluding Depreciation and R&D Expenses FY 2021 Soluna Computing 2021 FY - Reconciliation Of Non-GAAP Results

55 2021 FY - Reconciliation Of Non-GAAP Results ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 Cost of cryptocurrency revenue (GAAP) 1,174 4,992 1,904 0 8,070 Depreciation 314 1,096 713 0 2,123 Project Equipment Repairs 23 0 0 0 23 Contribution Margin (Non-GAAP)* $2,810 $4,030 $1,581 $0 $8,421 plus Prepaid Lease Cost 0 307 0 0 307 plus Legacy Hosting Contribution Margin 0 25 0 0 25 Cash Contribution Margin (Non-GAAP)* $2,810 $4,361 $1,581 $0 $8,752 plus Tornado Impact (Management Estimate) 0 34 102 0 135 Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown* $2,810 $4,394 $1,682 $0 $8,887 *Excludes R&D Expenses, SG&A Expenses FY 2021 Soluna Computing Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

56 2021 FY - Reconciliation Of Non-GAAP Results ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 Cost of cryptocurrency revenue (GAAP) 1,174 4,992 1,904 0 8,070 Depreciation 314 1,096 713 0 2,123 Project Equipment Repairs 23 0 0 0 23 plus Prepaid Lease Cost 0 307 0 0 307 plus Legacy Hosting Contribution Margin 0 25 0 0 25 plus Tornado Impact (Management Estimate) 0 34 102 0 135 minus SG&A 294 1,056 354 1,580 3,284 plus one-time SG&A expenses 4 880 21 663 1,568 plus non-cash stock expenses 0 0 0 233 233 Adjusted EBITDA (Non-GAAP) $2,520 $4,218 $1,349 ($683) $7,404 Reconciliation from Revenue and Cost of Revenue to Adjusted EBITDA (Non-GAAP) FY 2021 Soluna Computing Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the “Prepaid Lease Cost”, “Legacy Hosting Contribution Margin” and “Tornado Impact (Management Estimate)” lines from the schedule above.

57 2021 Q4 - Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 less Legacy Hosting Revenue 0 579 0 0 579 Revenue (Non-GAAP) $864 $4,354 $2,772 $0 $7,990 Q4 2021 Soluna Computing

58 2021 Q4 - Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 143 2,136 884 0 3,164 Overhead costs 156 1,138 997 0 2,291 Total cost of cryptocurrency revenue (GAAP) $299 $3,274 $1,881 $0 $5,455 Depreciation 91 938 713 0 1,742 Project Equipment Repairs 0 0 0 0 0 Adjusted Non-GAAP Cost of Revenue 1** $208 $2,336 $1,169 $0 $3,712 less Legacy Hosting Cost of Revenue 0 590 0 0 590 less Prepaid Lease Cost 0 177 0 0 177 Adjusted Non-GAAP Cost of Revenue 2** $208 $1,569 $1,169 $0 $2,946 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q4 2021 Soluna Computing

59 2021 Q4 - Reconciliation Of Non-GAAP Results ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 Cost of cryptocurrency revenue (GAAP) 299 3,274 1,881 0 5,455 Depreciation 91 938 713 0 1,742 Project Equipment Repairs 0 0 0 0 0 Contribution Margin (Non-GAAP)* $656 $2,597 $1,604 $0 $4,856 plus Prepaid Lease Cost 0 177 0 0 177 plus Legacy Hosting Contribution Margin 0 11 0 0 11 Cash Contribution Margin (Non-GAAP)* $656 $2,785 $1,604 $0 $5,044 plus Tornado Impact (Management Estimate) 0 34 102 0 135 Cash Contribution Margin (Non-GAAP) excluding Tornado* $656 $2,818 $1,705 $0 $5,179 *Excludes R&D Expenses, SG&A Expenses Soluna Computing Q4 2021 Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

60 2021 Q4 - Reconciliation Of Non-GAAP Results ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 Cost of cryptocurrency revenue (GAAP) 299 3,274 1,881 0 $5,455 Depreciation 91 938 713 0 $1,742 Project Equipment Repairs 0 0 0 0 $0 plus Prepaid Lease Cost 0 177 0 0 $177 plus Legacy Hosting Contribution Margin 0 11 0 0 $11 plus Tornado Impact (Management Estimate) 0 34 102 0 $135 minus SG&A 86 77 42 1,192 $1,398 plus one-time SG&A expenses 0 10 21 339 $370 plus non-cash stock expense 0 0 0 233 $233 Adjusted EBITDA (Non-GAAP) $570 $2,752 $1,684 ($621) $4,384 Reconciliation from Revenue and Cost of Revenue to Adjusted EBITDA (Non-GAAP) Q4 2021 Soluna Computing Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the “Prepaid Lease Cost”, “Legacy Hosting Contribution Margin” and “Tornado Impact (Management Estimate)” lines from the schedule above.

61 Reconciliation from GAAP Revenue to Non-GAAP Revenue ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 less Legacy Hosting Revenue 0 757 0 0 757 0 0 757 Revenue (Non-GAAP) $905 $1,463 $0 $0 $2,368 $1,949 $0 $4,317 Q3 2021 Soluna Computing 2021 Q3 - Reconciliation Of Non-GAAP Results

62 Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 140 1,288 0 0 1,428 0 0 1,428 Overhead costs 166 134 15 0 315 0 0 315 Total cost of cryptocurrency revenue (GAAP) $306 $1,422 $15 $0 $1,743 $0 $0 $1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 Adjusted Non-GAAP Cost of Revenue 1** $203 $1,347 $15 $0 $1,564 $642 $0 $2,206 less Legacy Hosting Cost of Revenue 0 770 0 0 770 0 0 770 less Prepaid Lease Cost 0 130 0 0 130 0 0 130 Adjusted Non-GAAP Cost of Revenue 2** $203 $446 $15 $0 $664 $642 $0 $1,306 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q3 2021 Soluna Computing 2021 Q3 - Reconciliation Of Non-GAAP Results

63 ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Cost of cryptocurrency revenue (GAAP) 306 1,422 15 0 1,743 0 0 1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 Contribution Margin (Non-GAAP)* $702 $873 ($15) $0 $1,560 $1,307 $0 $2,867 plus Prepaid Lease Cost 0 130 0 0 130 0 0 130 plus Legacy Hosting Contribution Margin 0 13 0 0 13 0 0 13 Cash Contribution Margin (Non-GAAP)* $702 $1,016 ($15) $0 $1,703 $1,307 $0 $3,010 Q3 2021 Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) Soluna Computing 2021 Q3 - Reconciliation Of Non-GAAP Results

64 2021 Q3 - Reconciliation Of Non-GAAP Results Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Net (Loss) Income (GAAP) $581 $259 ($217) ($1,089) ($466) $678 ($822) ($610) Interest (GAAP) $0 $0 $0 $149 $149 $0 ($149) $0 Depreciation (GAAP) $81 $75 $0 $0 $156 $19 $1 $176 One-time SG&A expenses $0 $486 $164 $0 $649 $0 $150 $799 Project Equipment Repairs $23 $0 $0 $0 $23 $0 $0 $23 Corporate Assessment $0 $0 $0 $667 $667 ($354) $313 $627 Adjusted EBITDA Contribution (Non-GAAP) $684 $820 ($53) ($273) $1,178 $343 ($506) $640 Q3 2021 Soluna Computing

65 Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 208 265 0 0 472 0 0 472 Overhead costs 71 0 1 0 73 0 0 73 Total cost of cryptocurrency revenue (GAAP) $279 $264 $1 $0 $545 $0 $0 $545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 Depreciation 74 74 0 0 149 17 0 166 Adjusted Non-GAAP Cost of Revenue 1** $204 $190 $1 $0 $396 $485 $0 $881 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q2 2021 Soluna Computing 2021 Q2 - Reconciliation Of Non-GAAP Results

66 Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 Cost of cryptocurrency revenue (GAAP) 279 264 1 0 545 0 0 545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 Depreciation 74 74 0 0 149 17 0 166 Contribution Margin (Non-GAAP)* $784 $478 ($1) $0 $1,261 $1,162 $0 $2,423 *Excludes R&D Expenses, SG&A Expenses Soluna Computing Q2 2021 2021 Q2 - Reconciliation Of Non-GAAP Results

67 Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Net (Loss) Income (GAAP) $554 $321 ($38) ($126) $710 ($270) ($1,614) ($1,174) Other Income (Expense) $0 $0 $0 $0 $0 $5 ($3) $2 Interest (GAAP) $0 $0 $0 $26 $26 $0 ($26) $0 Depreciation (GAAP) $74 $74 $0 $0 $149 $17 $0 $165 One-time SG&A expenses $0 $37 $0 $1 $38 $0 $1,445 $1,483 Corporate Assessment $0 $0 $0 $84 $84 $488 ($572) $0 Adjusted EBITDA Contribution (Non-GAAP) $629 $432 ($38) ($15) $1,006 $240 ($770) $474 Q2 2021 Soluna Computing 2021 Q2 - Reconciliation Of Non-GAAP Results

68 Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 120 23 0 0 143 0 0 143 Overhead costs 170 9 6 0 185 0 0 185 Total cost of cryptocurrency revenue (GAAP) $290 $31 $7 $0 $328 $0 $0 $328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 Depreciation 68 8 0 0 76 17 0 93 Adjusted Non-GAAP Cost of Revenue 1** $222 $23 $7 $0 $251 $435 $0 $687 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q1 2021 Soluna Computing 2021 Q1 - Reconciliation Of Non-GAAP Results

69 Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Cost of cryptocurrency revenue (GAAP) 290 31 7 0 328 0 0 328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 Depreciation 68 8 0 0 76 17 0 93 Contribution Margin (Non-GAAP)* $669 $81 ($7) $0 $744 $902 $0 $1,645 *Excludes R&D Expenses, SG&A Expenses Soluna Computing Q1 2021 2021 Q1 - Reconciliation Of Non-GAAP Results

70 Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Operating (Loss) Income (GAAP) $566 ($287) ($170) ($48) $62 ($402) ($331) ($671) Depreciation (GAAP) $68 $8 $0 $0 $76 $17 $0 $93 One-time SG&A expenses $4 $347 $161 $0 $512 $0 $249 $761 Corporate Assessment $0 $0 $0 $42 $42 $361 ($403) $0 Adjusted EBITDA Contribution (Non-GAAP) $638 $68 ($9) ($45) $693 ($24) ($485) $183 Q1 2021 Soluna Computing 2021 Q1 - Reconciliation Of Non-GAAP Results

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